UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22298

Starboard Investment Trust
(Exact name of registrant as specified in charter)

116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina  27802
(Address of principal executive offices)                (Zip code)

Paracorp Inc.
2140 South Dupont Hwy., Camden, DE  19934
 (Name and address of agent for service)

Registrant's telephone number, including area code: 252-972-9922

Date of fiscal year end: February 28

Date of reporting period: February 28, 2019

Item 1. REPORTS TO STOCKHOLDERS.

Annual Report 2019
For the fiscal year ended February 28, 2019

Arin Large Cap Theta Fund

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Arin Large Cap Theta Fund (the “Fund”).  The Fund’s shares are not deposits or obligations of, or guaranteed by, any depository institution. The Fund’s shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.  Neither the Fund nor the Fund’s distributor is a bank.

The Arin Large Cap Theta Fund is distributed by Capital Investment Group, Inc., Member FINRA/SIPC, 100 E. Six Forks Road, Suite 200, Raleigh, NC 27609. There is no affiliation between the Arin Large Cap Theta Fund, including its principals, and Capital Investment Group, Inc.

Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the Arin Large Cap Theta Fund (“Fund”) and of the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include, without limitation, general economic conditions such as inflation, recession and interest rates. Past performance is not a guarantee of future results.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing.  The prospectus contains this and other information about the Fund.  A copy of the prospectus is available at ncfunds.com or by calling Shareholder Services at 800-773-3863.  The prospectus should be read carefully before investing.

For More Information on the Arin Large Cap Theta Fund:

See Our Web site @ arinllc.com
or
Call Our Shareholder Services Group at 800-773-3863.

Beginning on January 1, 2021, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website at https://www.nottinghamco.com/fundpages/Arin, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

As of January 1, 2019, you may, notwithstanding the availability of shareholder reports online, elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 800-773-3863 to let the Fund know you wish to continue receiving paper copies of your shareholder reports.

If you have previously elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by clicking Enroll at https://www.nottinghamco.com/fundpages/Arin.

1100 East Hector Street Suite 215 Conshohocken, PA 19428-2388 (610) 822-3400 Email: jdesipio@arinllc.com www.arinllc.com

Letter to Shareholders
(Unaudited)

March 21, 2019

Dear Shareholders of the Arin Large Cap Theta Fund:

First, we want to let you know how much we appreciate you being an investor in the Arin Large Cap Theta Fund (“Theta”).

Theta’s performance during the fiscal year ended February 28, 2019 was both promising and frustrating.  We believe the mathematical basis for part of our trading is correct.  In early February and in late December as the US equity market experienced a sell off, Theta’s differentiated trade increased in value.  Unfortunately, in both February and December, there was no follow through so we did not have the opportunity to monetize our position.

It is important to restate the non-linear aspect of the derivatives we use in Theta.  Theta uses only US exchange traded option contracts.  Our primary market exposure is to the S&P 500 Stock Index (“Index”).  We gain exposure to the Index through a series of long call and short put option contracts.  We typically hedge this exposure through the purchase of put options or by selling call options.  In general, Theta’s limits its exposure to the Index through the combination of these option trades.

The series of trades Theta holds at any given time may allow the Theta to track the Index on a one for one basis, up to a point.  If the Index surges higher as it did in January 2018 it is highly likely Theta will fail to capture much of the Index’s gain.  In a similar manner, should the Index plummet as it did in December 2018, we expect Theta to lose only a portion of Index’s value.   We experienced this risk reduction in December 2018. The ability of Theta to track the Index is a function of the speed at which the Index rises or falls.  For example, Theta may sell a put spread to gain exposure to the Index.  To the extent the premium received for selling this put spread is equal to or greater than the Index’s move, Theta will fully participate.  If the Index’s move is greater than the premium received, Theta will lag.  In a similar manner, should the Index decline to a level that is equal to or greater than the long strike of the put spread, Theta will fully track the Index.  If the Index drops below the long strike, Theta limits the exposure from most of the incremental downward move beyond the long put strike threshold.  Of course, expiring or closing out options each cycle leads to a new round of participation.  Theta may wind up buying at higher and higher levels as the Index climbs and selling at lower levels as the market falls.  Importantly, each reset will potentially limit the upside and downside.  One might argue periodic, outsized market rallies are the most difficult for Theta to battle.  The lack of exposure to big market moves can be annoying and rewarding.  When markets surge higher, Theta will fail to capture much of the gain.  However, when markets plummet, Theta should avoid a fair amount of the loss.  Depending upon the pattern of returns, Theta may require a fair amount of time to reduce the return disparity between Theta and the Index.

According to portfolioanalytics.com, fiscal year end 2019 was a down year for Theta (-7.80% for the Institutional Class and -8.14% for the Advisor Class) compared to the Index (+4.68%).  In 2019, the market seemed to believe in either one of two stories.  Either the economy was slowing and corporate earnings would suffer and thereby push share prices down or the Federal Reserve might decrease its monetary expansion force risk assets to adjust a cycle of lower market liquidity.  The potential for the Index to go higher rests in the facts matching these estimates.  If company earnings are strong or the Federal Reserve remains accommodative, the risk is to the upside.

Another way to view risk is by an asset’s standard deviation.  Standard deviation describes how much volatility there has been around an asset’s average return and is a well often-cited, retrospective risk measure.  The annualized 20-day standard deviation for the Index was 15.95% while Theta’s measure was 7.02%.  In addition, correlation, which measures how often assets move together, was 0.51 for Theta and the Index.  We offer these statistics as indications that Theta offers a differentiated source of return.

The main driver of last year’s return was the “sister” trade.  Recall, this trade attempts to score outsized returns when market suffer severe declines or volatility levels shift higher.  Fiscal year end 2019 offered both of these events, but not in combination and not with any duration.  In early February, there was a meaningful rise in volatility but that rise quickly dissipated.  In December 2018, the market declined but only to just above the level for Theta to earn sizeable returns.  We remain confident the math is correct and we just need to wait until a market event offers Theta a chance to provide meaningful returns.

As mentioned above, Theta uses a combination of option trades in an effort to produce two streams of return.  The first we call the Core trade, which is usually a short term, short call or put spread to collect immediate premium inflows.  The second is the Sister trade which is usually long dated, long put options.  In addition to these option trades, most of the funds free collateral balance earns a return close to the 90-day US Treasury bill.

We truly appreciate the trust you place in our investment management skills and ask that you continue to allow patience and risk awareness to drive your investment decisions.
Please feel free to contact us at 800-773-3863 to discuss the Arin Large Cap Theta Fund and our investment approach.

Yours truly,

Joe DeSipio, CFA, FRM
Arin Risk Advisors, LLC

The views in the foregoing discussion were those of the Fund’s investment advisor as of the date set forth above and may not reflect its views on the date this Annual Report is first published or anytime thereafter.  These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice.

RCARN0418001

Arin Large Cap Theta Fund - Institutional Class Shares

Performance Update (Unaudited)

For the period from August 14, 2013 (Date of Initial Public Investment) through February 28, 2019

Comparison of the Change in Value of a $25,000 Investment

The graph above assumes an initial $25,000 investment at August 14, 2013 (Date of Initial Public Investment) and represents the reinvestment of all dividends and capital gains.  This graph depicts the performance of Institutional Class Shares versus the S&P 500 Total Return Index.  It is important to note that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged.  The comparison is for illustrative purposes only.

	Average Annual Total Returns
						Gross	Net
	As of	One	Five	Since	Inception	Expense	Expense
	February 28, 2019	Year	Year	Inception	Date	Ratio*	Ratio*
	Institutional Class Shares	-7.80%	0.97%	2.06%	08/14/13	1.51%	0.72%
	S&P 500 Total Return Index	4.68%	10.67%	11.76%	N/A	N/A	N/A

*
The gross and net expense ratios shown are from the Fund's prospectus dated July 1, 2018 and include interest expenses.  The gross expense ratio does not reflect the effect that the Operating Plan between the Advisor and the Administrator has on expenses.

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by visiting www.arinllc.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends and distributions.

Arin Large Cap Theta Fund - Advisor Class Shares

Performance Update (Unaudited)

For the period from September 3, 2013 (Date of Initial Public Investment) through February 28, 2019

Comparison of the Change in Value of a $25,000 Investment

The graph above assumes an initial $25,000 investment at September 3, 2013 (Date of Initial Public Investment) and represents the reinvestment of all dividends and capital gains.  This graph depicts the performance of Advisor Class Shares versus the S&P 500 Total Return Index.  It is important to note that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged.  The comparison is for illustrative purposes only.

	Average Annual Total Returns
						Gross	Net
	As of	One	Five	Since	Inception	Expense	Expense
	February 28, 2019	Year	Year	Inception	Date	Ratio*	Ratio*
	Advisor Class - No Sales Load	-8.14%	0.74%	1.87%	09/03/13	1.91%	1.12%
	S&P 500 Total Return Index	4.68%	10.67%	11.88%	N/A	N/A	N/A

*
The gross and net expense ratios shown are from the Fund's prospectus dated July 1, 2018 and include interest expenses.  The gross expense ratio does not reflect the effect that the Operating Plan between the Advisor and the Administrator has on expenses.

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by visiting www.arinllc.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends and distributions.

Arin Large Cap Theta Fund

Schedule of Investments

As of February 28, 2019
						Value (Note 1)

COMMON STOCK - 0.00%
Financials - 0.00%				Shares
*	Blue Bird Corp.			91		$1,693

	Total Common Stock (Cost $2,176)					1,693

TREASURY BILLS - 100.55%		Principal	Yield (b)	Maturity Date
	United States Treasury Bill (a)	$36,158,000	2.365%	4/25/2019		36,023,648
	United States Treasury Bill	24,200,000	2.460%	5/23/2019		24,063,766
	United States Treasury Bill	29,000,000	2.381%	8/1/2019		28,695,091
	United States Treasury Bill	17,700,000	2.433%	8/29/2019		17,482,242

	Total Treasury Bills (Cost $106,272,947)					106,264,747
		Number of	Exercise	Expiration
CALL OPTIONS PURCHASED - 0.00%		Contracts	Price	Date	Notional Value
*	S&P 500 Index Call Option (c)	25	$ 2,805	3/1/2019	$ 6,961,225	2,438
*	S&P 500 Index Call Option (c)	6	4,100	3/15/2019	1,670,694	15

	Total Call Options Purchased (Premiums Paid $24,417)					2,453
		Number of	Exercise	Expiration
PUT OPTIONS PURCHASED - 1.43%		Contracts	Price	Date	Notional Value
*	S&P 500 Index Put Option (c)	450	$ 2,795	3/1/2019	$ 125,302,050	596,250
*	S&P 500 Index Put Option (c)	25	2,500	3/8/2019	6,961,225	1,000
*	S&P 500 Index Put Option (c)	6	600	3/15/2019	1,670,694	15
*	S&P 500 Index Put Option (c)	2,852	1,650	4/18/2019	794,136,548	92,690
*	S&P 500 Index Put Option (c)	2,000	1,550	5/31/2019	556,898,000	115,000
*	S&P 500 Index Put Option (c)	1,000	1,550	6/21/2019	278,449,000	77,500
*	S&P 500 Index Put Option (c)	4,225	1,650	6/21/2019	1,176,447,025	454,187
*	S&P 500 Index Put Option (c)	1,000	1,650	7/19/2019	278,449,000	142,500
*	S&P 500 Index Put Option (c)	148	1,650	8/16/2019	41,210,452	27,380

	Total Put Options Purchased (Premiums Paid $2,632,261)					1,506,522

Investments, at value (Cost $108,931,801) - 101.98%						$107,775,415

Options Written (Premiums Received $3,117,867) - (2.76)%						(2,916,195)

Other Assets Less Liabilities - 0.78%						825,433

Net Assets - 100%						$105,684,653

						(Continued)

Arin Large Cap Theta Fund

Schedule of Investments - Schedule of Options Written

As of February 28, 2019
			Number of Contracts	Exercise Price	Expiration Date	Notional Value	Value (Note 1)

CALL OPTIONS WRITTEN - 1.24%
	*	S&P 500 Index Call Option (c)	25	$ 2,825	3/1/2019	$6,961,225	$187
	*	S&P 500 Index Call Option (c)	6	600	3/15/2019	1,670,694	1,309,770

		Total Call Options Written (Premiums Received $1,307,285)					1,309,957

PUT OPTIONS WRITTEN - 1.52%
	*	S&P 500 Index Put Option (c)	450	2,800	3/1/2019	125,302,050	771,750
	*	S&P 500 Index Put Option (c)	25	2,400	3/8/2019	6,961,225	500
	*	S&P 500 Index Put Option (c)	25	2,600	3/8/2019	6,961,225	2,438
	*	S&P 500 Index Put Option (c)	1,000	1,500	3/15/2019	278,449,000	2,500
	*	S&P 500 Index Put Option (c)	50	2,700	3/15/2019	13,922,450	41,250
	*	S&P 500 Index Put Option (c)	6	4,100	3/15/2019	1,670,694	787,800

		Total Put Options Written (Premiums Received $1,810,582)					1,606,238

	Total Options Written (Premiums Received $3,117,867)						$2,916,195

		Summary of Investments
		(Unaudited)		% of Net
				Assets	Value
		Common Stock		0.00%	$1,693
		Treasury Bills		100.55%	106,264,747
		Call Options Purchased		0.00%	2,453
		Put Options Purchased		1.43%	1,506,522
		Call Options Written		-1.24%	(1,309,957)
		Put Options Written		-1.52%	(1,606,238)
		Other Assets Less Liabilities		0.78%	825,433
		Total Net Assets		100.00%	$105,684,653

*	Non-income producing investment

(a)	All or a portion of this security is held as collateral for options written.
(b)	Rate shown reflects the yield at time of purchase.
(c)	Counterparty is Interactive Brokers LLC.

See Notes to Financial Statements

Arin Large Cap Theta Fund

Statement of Assets and Liabilities

As of February 28, 2019

Assets:
Investments, at value (cost $108,931,801)	$107,775,415
Deposits with broker	632,934
Due from custodian	249,683

Total assets	108,658,032

Liabilities:
Options written, at value (premiums received $3,117,867)	2,916,195
Accrued expenses:
Advisory fees	32,585
Administration fees	22,810
Interest expense	1,785
Distribution and service fees - Advisor Class Shares	4

Total liabilities	2,973,379

Net Assets	$105,684,653

Net Assets Consist of:
Paid in Interest	$115,482,135
Accumulated Deficit	(9,797,482)

Total Net Assets	$105,684,653

Institutional shares outstanding, no par value (unlimited authorized shares)	11,124,528
Net Assets	$105,671,234
Net Asset Value, Offering Price and Redemption Price Per Share	$9.50

Advisor shares outstanding, no par value (unlimited authorized shares)	1,423
Net Assets	$13,419
Net Asset Value, Offering Price and Redemption Price Per Share	$9.43

See Notes to Financial Statements

Arin Large Cap Theta Fund

Statement of Operations

For the fiscal year ended February 28, 2019

Investment Income:
Dividends	$5
Interest	2,281,331

Total Investment Income	2,281,336

Expenses:
Advisory fees (note 2)	453,560
Administration fees (note 2)	317,492
Interest expense	170,645
Distribution and service fees - Advisor Class Shares (note 4)	55
Other operating expenses	20

Total Expenses	941,772

Net Investment Income	1,339,564

Realized and Unrealized Gain (Loss) on Investments and Options Written

Net realized gain (loss) from:
Investments	(10,329,461)
Options Written	3,005,690
Net realized loss on investments and options written	(7,323,771)

Change in unrealized appreciation (depreciation) on:
Investments	(2,687,439)
Options Written	(779,715)
Net change in unrealized depreciation on investments and options written	(3,467,154)

Net Realized and Unrealized Loss on Investments and Options Written	(10,790,925)

Net Decrease in Net Assets Resulting from Operations	$(9,451,361)

See Notes to Financial Statements

Arin Large Cap Theta Fund

Statements of Changes in Net Assets

For the fiscal years ended February 28,		2019		2018

Operations:
Net investment income		$1,339,564		$113,415
Net realized loss from investments and
options written		(7,323,771)		(666,468)
Net change in unrealized appreciation (depreciation) on
investments and options written		(3,467,154)		2,509,557

Net Increase (Decrease) in Net Assets Resulting from Operations		(9,451,361)		1,956,504

Total Distributions Paid to Shareholders:
Institutional Class Shares		(2,119,254)		(182,708)
Advisor Class Shares		(228)		(242)

Net Decrease in Net Assets Resulting from Distributions		(2,119,482)		(182,950)	*

Beneficial Interest Transactions:
Shares sold		8,204,993		117,608,520
Reinvested distributions		1,688,117		75,559
Shares repurchased		(14,541,461)		(2,867,395)

Net Increase (Decrease) in Beneficial Interest Transactions		(4,648,351)		114,816,684

Net Increase (Decrease) in Net Assets		(16,219,194)		116,590,238

Net Assets:
Beginning of Year		121,903,847		5,313,609
End of Year		$105,684,653		$121,903,847	**

	February 28,		February 28,
Share Information:	2019		2018
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	812,302	$8,204,993	11,359,971	$117,608,520
Reinvested distributions	174,637	1,687,889	7,285	75,317
Shares repurchased	(1,473,595)	(14,541,461)	(278,446)	(2,864,704)
Net Increase (Decrease) in Shares
of Beneficial Interest	(486,656)	$(4,648,579)	11,088,810	$114,819,133

Advisor Class Shares	Shares	Amount	Shares	Amount
Shares sold	-	$-	-	$-
Reinvested distributions	24	228	24	242
Shares repurchased	-	-	(261)	(2,691)
Net Increase (Decrease) in Shares
of Beneficial Interest	24	$228	(237)	$(2,449)

*
Distributions for February 28, 2018 were the result of net realized gains and net investment income.  Net investment income for the fiscal year ended February 28, 2018 totaled $1,400 and net realized gains totaled $181,550.

**	Net Assets-End of Year includes undistributed net investment income of $108,780 as of February 28, 2018. The requirement to disclose the corresponding amount as of February 28, 2019 was eliminated.

See Notes to Financial Statements

Arin Large Cap Theta Fund

Financial Highlights
	Institutional Class Shares
For a share outstanding during	February 28,					February 29,	February 28,
each of the fiscal years ended	2019	2018		2017		2016	2015

Net Asset Value, Beginning of Year	$10.50	$10.14		$10.08		$10.79	$10.46

Income (Loss) from Investment Operations:
Net investment income (loss) (d)	0.12	0.05		(0.05)		(0.04)	(0.05)
Net realized and unrealized gain (loss) on
investments and options written	(0.94)	0.49		0.60		(0.11)	0.48

Total from Investment Operations	(0.82)	0.54		0.55		(0.15)	0.43

Less Distributions:
Net investment income	(0.10)	(0.00)	(f)	-		-	-
Net realized gain	(0.08)	(0.18)		(0.49)		(0.56)	(0.10)

Total Distributions	(0.18)	(0.18)		(0.49)		(0.56)	(0.10)

Net Asset Value, End of Year	$9.50	$10.50		$10.14		$10.08	$10.79

Total Return (a)	(7.80)%	5.31%		5.50%		(1.61)%	4.11%

Net Assets, End of Year (in thousands)	$105,671	$121,889		$5,297		$5,783	$7,864

Ratios of:
Interest Expense to Average Net Assets	0.15%	0.04%		0.00%	(e)	0.01%	0.03%
Gross Expenses to Average Net Assets (b)	0.83%	0.72%		0.68%		0.69%	0.71%
Net Expenses to Average Net Assets (b)	0.83%	0.72%		0.68%		0.69%	0.71%
Net Investment Income (Loss) to
Average Net Assets (c)	1.18%	0.46%		(0.48)%		(0.40)%	(0.49)%

Portfolio turnover rate	325.85%	94.85%		7.60%		0.00%	0.00%

(a)
Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(b)	Does not include expenses of the investment companies in which the Fund invests.
(c)							Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(d)	Calculated using the average shares method.
(e) Less than 0.01% of net assets.
(f) Less than $0.01 per share.

See Notes to Financial Statements							(Continued)

Arin Large Cap Theta Fund

Financial Highlights
	Advisor Class Shares
For a share outstanding during	February 28,				February 29,	February 28,
each of the fiscal years ended	2019	2018	2017		2016	2015

Net Asset Value, Beginning of Year	$10.44	$10.13	$10.11		$10.85	$10.48

Income (Loss) from Investment Operations:
Net investment income (loss) (e)	0.08	(0.04)	(0.09)		(0.08)	(0.10)
Net realized and unrealized gain (loss) on
investments and options written	(0.93)	0.53	0.60		(0.10)	0.57

Total from Investment Operations	(0.85)	0.49	0.51		(0.18)	0.47

Less Distributions:
Net investment income	(0.08)	-	-		-	-
Net realized gain	(0.08)	(0.18)	(0.49)		(0.56)	(0.10)

Total Distributions	(0.16)	(0.18)	(0.49)		(0.56)	(0.10)

Net Asset Value, End of Year	$9.43	$10.44	$10.13		$10.11	$10.85

Total Return (a)	(8.14)%	4.82%	5.09%		(1.88)%	4.48%

Net Assets, End of Year (in thousands)	$13	$15	$17		$77	$74

Ratios of:
Interest Expense to Average Net Assets	0.15%	0.04%	0.00%	(f)	0.01%	0.03%
Gross Expenses to Average Net Assets (b)	1.23%	1.12%	1.08%		1.09%	1.11%
Net Expenses to Average Net Assets (b)	1.23%	1.12%	1.08%		1.09%	1.11%
Net Investment Income (Loss) to
Average Net Assets (c)	0.79%	(0.38)%	(0.90)%		(0.80)%	(0.90)%

Portfolio turnover rate	325.85%	94.85%	7.60%		0.00%	0.00%

(a)
Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(b)	Does not include expenses of the investment companies in which the Fund invests.
(c)						Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(e)	Calculated using the average shares method.
(f) Less than 0.01% of net assets.

See Notes to Financial Statements

Arin Large Cap Theta Fund

Notes to Financial Statements

As of February 28, 2019

1.     Organization and Significant Accounting Policies

The Arin Large Cap Theta Fund (“Fund”) is a series of the Starboard Investment Trust (“Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Fund is a separate diversified series of the Trust.

The Fund’s investment advisor, Arin Risk Advisors, LLC (the “Advisor”), seeks to achieve the Fund’s investment objective by investing in a portfolio of common stocks, exchange-traded funds (“ETFs”), options, and futures contracts.  The Fund will be primarily invested in securities that are linked to the performance of broad-based market indexes, such as the S&P 500 Index, that represent the U.S. large-cap equity market (an "Index"). A primary means of gaining exposure to an Index is through the purchase and sale of options. The Advisor may also allocate a portion of the Fund’s assets to cash or cash equivalents, including United States Treasury Securities, money-market investments, and money-market mutual funds.

The Fund currently has an unlimited number of authorized shares, which are divided into two classes - Institutional Class Shares and Advisor Class Shares. Each class of shares has equal rights as to assets of the Fund, and the classes are identical except that the Advisor Class Shares are subject to distribution and service fees which are further discussed in Note 4. Income, expenses (other than distribution and service fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets. All classes have equal voting privileges, except where otherwise required by law or when the Trustees determine that the matter to be voted on affects only the interests of the shareholders of a particular class.  The Date of Initial Public Investment for the Institutional Class Shares was August 14, 2013.  The Date of Initial Public Investment for the Advisor Class Shares was September 3, 2013.

The following is a summary of significant accounting policies consistently followed by the Fund.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  The Fund follows the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946 “Financial Services – Investment Companies,” and Financial Accounting Standards Update (“ASU”) 2013-08.

Investment Valuation
The Fund’s investments in securities are carried at fair value.  Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities and assets for which representative market quotations are not readily available (e.g., if the exchange on which the portfolio security is principally traded closes early or if trading of the particular portfolio security is halted during the day and does not resume prior to the Fund’s net asset value calculation) or which cannot be accurately valued using the Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees.  A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedures.  Treasury Bills are valued at the evaluated bid price provided by the pricing service.  The prices provided by the pricing service are generally determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities, and developments related to specific securities. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.

Option Valuation
Options are valued at the mean of the last quoted bid and ask prices as of 4:00 p.m. Eastern Time (the “Valuation Time”). Options will be valued on the basis of prices provided by pricing services when such prices are reasonably believed to reflect the market value of such options and may include the use of composite or National Best Bid/Offer (NBBO) pricing information provided by the pricing services. If there is an ask price but no bid price at the Valuation Time, the option shall be priced at the mean of zero and the ask price at the Valuation Time.  An option should be valued using fair value pricing when (i) a reliable last quoted ask price at the Valuation Time is not readily available or (ii) the Fund’s investment advisor or Fund management does not believe the prices provided by the pricing services reflect the market value of such option.

(Continued)

Arin Large Cap Theta Fund

Notes to Financial Statements

As of February 28, 2019

Fair Value Measurement
Various inputs are used in determining the value of the Fund's investments.  These inputs are summarized in the three broad levels listed below:

Level 1: Unadjusted quoted prices in active markets for identical securities
Level 2: Other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)
Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs as of February 28, 2019 for the Fund’s investments measured at fair value:

Investments (a)	Total	Level 1	Level 2	Level 3
Assets
Common Stock*	$1,693	$1,693	$-	$-
Treasury Bills	106,264,747	-	106,264,747	-
Call Options Purchased	2,453	-	2,453	-
Put Options Purchased	1,506,522	-	1,506,522	-
Total Assets	$107,775,415	$1,693	$107,773,722	$-

Liabilities
Call Options Written	$1,309,957	$-	$1,309,957	$-
Put Options Written	1,606,238	-	1,606,238	-
Total Liabilities	$2,916,195	$-	$2,916,195	$-

* Refer to the Schedule of Investments for a breakdown by sector.
(a) The Fund had no significant transfers into or out of Level 1, 2, or 3 during the fiscal year ended February 28, 2019.  The Fund did not hold any Level 3 securities during the year.  Please refer to the Schedule of Investments for industry classification.

Purchased Options
When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities.

(Continued)

Arin Large Cap Theta Fund

Notes to Financial Statements

As of February 28, 2019

Option Writing
When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from options written.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or loss (depending on if the premium is less than the amount paid for the closing purchase transaction).  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.  The Fund, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.  Written options are non-income producing securities.

Derivative Financial Instruments
The Fund may invest in derivative financial instruments (derivatives) in order to manage risk or gain exposure to various other investments or markets.  Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities.

Derivatives are marked to market daily based upon quotations from market makers or the Fund’s independent pricing services and the Fund’s net benefit or obligation under the contract, as measured by the fair market value of the contract, is included in net assets on the Statement of Assets and Liabilities.  Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The derivative instruments outstanding as of February 28, 2019 are disclosed below and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

The following table sets forth the effect of the derivative instruments on the Statement of Assets and Liabilities as of February 28, 2019:

Derivative Type	Location	Value
Options Purchased	Assets-Investments, at value	$ 1,508,975
Options Written	Liabilities-Options written, at value	$(2,916,195)

Investments in the Fund are subject to the following options risks:

Risks from Purchasing Options. If a call or put option purchased by the Fund is not sold when it has remaining value and if the market price of the underlying security, in the case of a call, remains less than or equal to the exercise price, or, in the case of a put, remains equal to or greater than the exercise price, the Fund will lose its entire investment in the option. Since many factors influence the value of an option, including the price of the underlying security, the exercise price, the time to expiration, the interest rate, and the dividend rate of the underlying security, the Advisor’s success in implementing the Fund’s strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets, and movements in interest rates.  There is no assurance that a liquid market will exist when the Fund seeks to close out an option position. Where a position in a purchased option is used as a hedge against price movements in a related position, the price of the option may move more or less than the price of the related position.

Risks from Writing Options. Writing option contracts can result in losses that exceed the Fund’s initial investment and may lead to additional turnover and higher tax liability. The risk involved in writing a call option is that there could be an increase in the market value of the security. If this occurred, the option could be exercised and the underlying security would then be sold by the Fund at a lower price than its current market value or in the case of cash settled options, the Fund would be required to purchase the option at a price that is higher than the original sales price for such option. Similarly, while writing call options can reduce the risk of owning stocks, such a strategy limits the opportunity of the Fund to profit from an increase in the market value of stocks in exchange for upfront cash at the time of selling the call option. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security. If this occurred, the option could be exercised and the underlying security would then be sold to the Fund at a higher price than its current market value or in the case of cash settled options, the Fund would be required to purchase the option at a price that is higher than the original sales price for such option. There is no assurance that a liquid market will exist when the Fund seeks to close out an option position. Where a position in a written option is used as a hedge against price movements in a related position, the price of the option may move more or less than the price of the related position.

(Continued)

Arin Large Cap Theta Fund

Notes to Financial Statements

As of February 28, 2019

Investments in the Fund may also be subject to counterparty risk on derivatives. This risk refers to the risk that an issuer or counterparty will fail to pay its obligations to the Fund when they are due.  As a result, the Fund’s income might be reduced, the value of the Fund’s investment might fall, and/or the Fund could lose the entire amount of its investment.  Changes in the financial condition of an issuer or counterparty, changes in specific economic, social, or political conditions that affect a particular type of security or other instrument or an issuer, and changes economic, social, or political conditions general can increase the risk of default by an issuer or counterparty, which can affect a security’s or other instrument’s credit quality or value and an issuer’s or counterparty’s ability to pay interest and principal when due.

Cash and Cash Equivalents
All highly liquid investments with an original maturity of three months or less are considered to be cash equivalents. The Fund may have cash and cash equivalents on deposit with commercial banks and professional brokerage houses which, at times, may exceed federally insured limits.

The following table sets forth the effect of the option contracts on the Statement of Operations for the fiscal year ended February 28, 2019:

Derivative Type	Location	Gains (Losses)
Equity Contracts – purchased options	Net realized loss from investments	$(10,331,845)
Equity Contracts – written options	Net realized gain from options written	$ 3,005,690

Equity Contracts – purchased options	Change in unrealized appreciation on investments	$ (2,718,384)
Equity Contracts – written options	Change in unrealized appreciation on options written	$ (779,715)

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date).  Dividend income is recorded on the ex-dividend date.  Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.  Interest income is recorded on the accrual basis and includes accretion and amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Distributions
The Fund may declare and distribute dividends from net investment income (if any) monthly or quarterly.  Distributions from capital gains (if any) are generally declared and distributed annually.  Dividends and distributions to shareholders are recorded on ex-date.

Exchange-Traded Funds
The Fund may invest in exchange-traded funds (“ETFs”).  ETFs offer investors a proportionate share in a portfolio of stocks, bonds, commodities, or other securities.  ETFs are traded on a stock exchange and can be bought and sold throughout the day.  The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile.  Additionally, ETFs have fees and expenses that reduce their value.

Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reported period.  Actual results could differ from those estimates.

(Continued)

Arin Large Cap Theta Fund

Notes to Financial Statements

As of February 28, 2019

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2.      Transactions with Related Parties & Service Providers

Advisor
As full compensation for the investment advisory services provided to the Fund, the Advisor receives a monthly fee based on the Fund’s average daily net assets.  The Advisor shall receive an investment advisory fee equal to an annualized rate of 0.40% of the average daily net assets of the Fund.

Administrator
a) Fund Accounting and Administration Agreement:  The Nottingham Company provides the Fund with administrative, fund accounting, and compliance services.  The Administrator receives compensation from the Fund at a maximum annual rate of 0.28% if the average daily net assets are under $250 million.  The Administrator is responsible for the coordination and payment of vendor services and other Fund expenses from such compensation.  Pursuant to this arrangement, the Administrator pays the following expenses: (i) compensation and expenses of any employees of the Trust and of any other persons rendering any services to the Fund; (ii) clerical and shareholder service staff salaries; (iii) office space and other office expenses; (iv) fees and expenses incurred by the Fund in connection with membership in investment company organizations; (v) fees and expenses of counsel to the Trustees who are not interested persons of the Fund and Trust; (vi) fees and expenses of counsel to the Fund and Trust engaged to assist with preparation of Fund and Trust documents and filings and provide other ordinary legal services; (vii) fees and expenses of independent public accountants to the Fund, including fees and expense for tax preparation; (viii) expenses of registering shares under federal and state securities laws; (ix) insurance expenses; (x) fees and expenses of the custodian, shareholder servicing, dividend disbursing and transfer agent, administrator, distributor, and accounting and pricing services agents of the Fund; (xi) compensation for a chief compliance officer for the Trust; (xii) expenses, including clerical expenses, of issue, sale, redemption, or repurchase of shares of the Fund; (xiii) the cost of preparing and distributing reports and notices to shareholders; (xiv) the cost of printing or preparing prospectuses and statements of additional information for delivery to the Fund’s current shareholders; (xv) the cost of printing or preparing documents, statements or reports to shareholders; and (xvi) other expenses not specifically assumed by the Fund or Advisor.  The Administrator cannot recoup from the Fund any Fund expenses in excess of the administration fees payable under the Fund Accounting and Administration Agreement.  The Fund incurred $317,492 in administration fees for the fiscal year ended February 28, 2019.
b) Operating Plan:  The Advisor has entered into an Operating Plan with the Administrator, through June 30, 2019, under which it has agreed to make the following payments to the Administrator: (i) when the Fund’s assets are below $49 million, the Advisor pays the Administrator a fee based on the daily average net assets of the Fund; and (ii) when the consolidated fee collected by the Administrator is less than a designated minimum operating cost, then the Advisor pays the Administrator a fee that makes up the difference.  The Advisor is also obligated to pay the following Fund expenses under the Operating Plan: (i) marketing, distribution, and servicing expenses related to the sale or promotion of Fund shares that the Fund is not authorized to pay pursuant to the Investment Company Act; (ii) expenses incurred in connection with the organization and initial registration of shares of the Fund; (iii) expenses incurred in connection with the dissolution and liquidation of the Fund; (iv) expenses related to shareholder meetings and proxy solicitations; (v) fees and expenses related to legal, auditing, and accounting services that are in amounts greater than the limits or outside of the scope of ordinary services; and (vi) hiring employees and retaining advisers and experts as contemplated by Rule 0-1(a)(7)(vii) of the Investment Company Act.
The Operating Plan may be terminated by either party at the conclusion of the then current term upon: (i) written notice of non-renewal to the other party not less than sixty days prior to the end of the term, or (ii) mutual written agreement of the parties.  The Advisor cannot recoup from the Fund any amounts paid by the Advisor to the Fund’s administrator under the Operating Plan.  If the Operating Plan is terminated when the Fund is at lower asset levels, the administrator would likely need to terminate the Fund Accounting and Administration Agreement in order to avoid incurring expenses without reimbursement from the Advisor.  Unless other expense limitation arrangements were put in place, the Fund’s expenses would likely increase.
(Continued)

Arin Large Cap Theta Fund

Notes to Financial Statements

As of February 28, 2019

In accordance with these terms, the Fund incurred $453,560 in advisory fees for the fiscal year ended February 28, 2019.

Compliance Services
Cipperman Compliance Services, LLC provides services as the Trust’s Chief Compliance Officer.  Cipperman Compliance Services, LLC is entitled to receive customary fees from the Administrator for their services pursuant to the Compliance Services agreement with the Fund.

Transfer Agent
Nottingham Shareholder Services, LLC (“Transfer Agent”) serves as transfer, dividend paying, and shareholder servicing agent for the Fund.  For its services, the Transfer Agent is entitled to receive compensation from the Administrator pursuant to the Administrator’s fee arrangements with the Fund.

Distributor
Capital Investment Group, Inc. (the “Distributor”) serves as the Fund’s principal underwriter and distributor.  For its services, the Distributor is entitled to receive compensation from the Administrator pursuant to the Administrator’s fee arrangements with the Fund.

3.      Trustees and Officers

The Board of Trustees is responsible for the management and supervision of the Fund.  The Trustees approve all significant agreements between the Trust, on behalf of the Fund, and those companies that furnish services to the Fund; review performance of the Advisor and the Fund; and oversee activities of the Fund.  Officers of the Trust and Trustees who are interested persons of the Trust or the Advisor will receive no salary or fees from the Trust.  Trustees who are not “interested persons” of the Trust or the Advisor within the meaning of the 1940 Act (the “Independent Trustees”) receive compensation from the Administrator pursuant to the Administrator’s fee arrangements with the Fund.

Certain officers of the Trust may also be officers of the Administrator.

4.      Distribution and Service Fees

The Trustees, including a majority of the Trustees who are not “interested persons” of the Trust as defined in the 1940 Act and who have no direct or indirect financial interest in such plan or in any agreement related to such plan, adopted a distribution plan pursuant to Rule 12b-1 of the 1940 Act (the “Plan”) for the Advisor Class Shares.  The 1940 Act regulates the manner in which a regulated investment company may assume expenses of distributing and promoting the sales of its shares and servicing of its shareholder accounts.  The Plan provides that the Fund may also incur expenses, which may not exceed 0.40% per annum of the Fund’s average daily net assets attributable to the Advisor Class Shares, for items such as advertising expenses, selling expenses, commissions, travel or other expenses reasonably intended to result in sales of shares of the Fund or support servicing of shareholder accounts.  For the fiscal year ended February 28, 2019, the Advisor Class Shares incurred $55 in distribution and service fees.

5.      Purchases and Sales of Investment Securities

For the fiscal year ended February 28, 2019, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Purchases of Securities	Proceeds from Sales of Securities
$10,919	$9,577

(Continued)

Arin Large Cap Theta Fund

Notes to Financial Statements

As of February 28, 2019

6.      Federal Income Tax

Distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes.  The general ledger is adjusted for permanent book/tax differences to reflect tax character but is not adjusted for temporary differences.

Management has reviewed the Fund’s tax positions to be taken on the federal income tax returns during the open tax years ended 2016 through 2019 and determined that the Fund does not have a liability for uncertain tax positions.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the year, the Fund did not incur any interest or penalties.

Distributions during the fiscal year ended were characterized for tax purposes as follows:

	Distributions from
For the Year Ended	Ordinary Income	Long-Term Capital Gains
02/28/2019	$ 1,168,578	$ 950,904
02/28/2018	1,400	181,550

At February 28, 2019, the tax-basis cost of investments and components of distributable earnings were as follows:

Cost of Investments	$104,867,903

Unrealized Appreciation	$-
Unrealized Depreciation	(8,683)
Net Unrealized Depreciation	$(8,683)

Undistributed Net Investment Income	1,033,070
Capital Loss Carryforward	(8,678,098)
Deferred Post-October Losses	(2,143,771)

Distributable Earnings	$(9,797,482)
The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to mark to market of section 1256 options contracts.

Capital Loss Carryforward
The Fund has a capital loss carryforward of $8,678,098, of which $3,454,978 is short-term in nature and $5,223,120 is long-term in nature and has no expiration.

Deferred Post-October Losses
In addition, realized losses reflected in the accompanying financial statements include net capital losses realized between November 1 and the Fund’s fiscal year-end that have not been recognized for tax purposes (Deferred Post-October Losses).  The Fund has a Deferred Post-October Loss of $2,143,771.

7.      Commitments and Contingencies

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Trust entered into contracts with its service providers, on behalf of the Fund, and others that provide for general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.  The Fund expects risk of loss to be remote.

(Continued)

Arin Large Cap Theta Fund

Notes to Financial Statements

As of February 28, 2019

8.      New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continue to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018.

In August 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to US GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. This amendment facilitates compliance of the disclosure of information without significantly altering the information provided to investors. These amendments have been adapted with these financial statements. The changes have been applied to the Fund’s financial statements as of the fiscal year ended February 28, 2019.

In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2018-13, Fair Value Measurement (Topic 820) – Disclosure Framework–Changes to the Disclosure Requirements for Fair Value Measurement.  The amendments eliminate certain disclosure requirements for fair value measurements for all entities, requires public entities to disclose certain new information, and modifies some disclosure requirements. The new guidance is effective for all entities for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. An entity is permitted to early adopt either the entire standard or portions of the standard. The changes have been applied to the Fund’s financial statements as of the fiscal year ended February 28, 2019.

9.      Borrowings

The Fund established a borrowing agreement with Interactive Brokers, LLC for investment purposes subject to the limitations of the 1940 Act for borrowings by registered investment companies.

Interest is based on the Federal Funds rate plus 3.90% on the first $100,000, the Federal Funds rate plus 3.40% on the next $900,000, the Federal Funds rate plus 2.90% on balances of $1,000,000-$3,000,000, and the Federal Funds rate plus 2.70% on balances of $3,000,000-$200,000,000. The average borrowing during the fiscal year was $835,714, and the average interest rate during the year was 3.48%.

Interest expense is charged directly to the Fund based upon actual amounts borrowed by the Fund. The Fund had no borrowings as of the fiscal year ended February 28, 2019.  Total interest expense for the year was $170,645 as reflected in the Statement of Operations.

10.     Subsequent Events

In accordance with GAAP, management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of these financial statements.

Distributions
Per share distributions during the subsequent period were as follows:

(Continued)

Arin Large Cap Theta Fund

Notes to Financial Statements

As of February 28, 2019

Class	Record Date	Ex- Date and Pay Date	Ordinary Income

Institutional	3/28/2019	3/29/2019	$0.023842
Advisor	3/28/2019	3/29/2019	$0.020573

Management has concluded there are no additional matters, other than those noted above, requiring recognition or disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Starboard Investment Trust
and the Shareholders of Arin Large Cap Theta Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Arin Large Cap Theta Fund, a series of shares of beneficial interest in Starboard Investment Trust (the “Fund”), including the schedule of investments, as of February 28, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of February 28, 2019 by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Starboard Investment Trust since 2012.

Philadelphia, Pennsylvania
April 29, 2019

Arin Large Cap Theta Fund

Additional Information
(Unaudited)

As of February 28, 2019

1.	Proxy Voting Policies and Voting Record

A copy of the Advisor’s Proxy Voting Policy is included as Appendix B to the Fund’s Statement of Additional Information and is available, without charge, upon request, by calling 800-773-3863, and on the website of the Securities and Exchange Commission (“SEC”) at sec.gov.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling the Fund at the number above and (2) on the SEC’s website at sec.gov.

2.	Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available on the SEC’s website at sec.gov.  You may review and make copies at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 800-SEC-0330. You may also obtain copies without charge, upon request, by calling the Fund at 800-773-3863.

3.	Tax Information

We are required to advise you within 60 days of the Fund’s fiscal year-end regarding federal tax status of certain distributions received by shareholders during each fiscal year.  The following information is provided for the Fund’s fiscal year ended February 28, 2019.

During the fiscal year, the Fund paid ordinary income distributions of $1,168,578 and a long-term capital gain distribution of $950,904.

Dividend and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income.  However, many retirement plans may need this information for their annual information meeting.

4.	Schedule of Shareholder Expenses

As a shareholder of the Fund you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2018 through February 28, 2019.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

(Continued)

Arin Large Cap Theta Fund

Additional Information
(Unaudited)

As of February 28, 2019

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Institutional Class Shares	Beginning Account Value September 1, 2018	Ending Account Value February 28, 2019	Expenses Paid During Period*
Actual Hypothetical (5% annual return before expenses)
	$1,000.00	$ 946.70	$4.01
	$1,000.00	$1,020.67	$4.16
*Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio of 0.83%, multiplied by 181/365 (to reflect one half year).

Advisor Class Shares	Beginning Account Value September 1, 2018	Ending Account Value February 28, 2019	Expenses Paid During Period*
Actual Hypothetical (5% annual return before expenses)
	$1,000.00	$ 944.40	$5.93
	$1,000.00	$1,018.69	$6.16
*Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio of 1.23%, multiplied by 181/365 (to reflect one half year).

5.	Approval of Advisory Agreement

In connection with the regular Board meeting held on March 14, 2019, the Board, including a majority of the Independent Trustees, discussed the approval of a management agreement between the Trust and the Advisor, with respect to the Fund (the "Investment Advisory Agreement").
The Trustees were assisted by legal counsel throughout the review process.  The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Investment Advisory Agreement and the weight to be given to each factor considered.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the approval of the Investment Advisory Agreement.  In connection with their deliberations regarding approval of the Investment Advisory Agreement, the Trustees reviewed materials prepared by the Advisor.
(i)
Nature, Extent, and Quality of Services.  The Trustees considered the responsibilities of the Advisor under the Investment Advisory Agreement. The Trustees reviewed the services being provided including, without limitation, the quality of its investment advisory services since the Fund’s inception (including research and recommendations with respect to portfolio securities); its procedures for formulating investment recommendations and assuring compliance with the Fund’s investment objectives, policies and limitations; its coordination of services for the Fund among the service providers; and its efforts to promote the Fund, grow the assets, and assist in the distribution of shares.  The Trustees evaluated the Advisor’s staffing, personnel, and methods of operating; the education and experience of the Advisor’s personnel; the Advisor’s compliance program; and the financial condition of the Advisor.

The Trustees reviewed the financial statements for the Advisor and discussed the financial stability and profitability of the firm.  The Trustees noted that the Advisor pays the Administrator a portion of its investment advisory fee in order to help limit the Fund’s annual operating expenses. The Trustees also considered potential benefits for the Advisor in managing the Fund, including promotion of the Advisor’s name.

(Continued)

Arin Large Cap Theta Fund

Additional Information
(Unaudited)

As of February 28, 2019

In response to a question from Ms. Cody, the Advisor confirmed there were no anticipated changes in how the Fund is managed.
After reviewing the foregoing information and further information in the memorandum from the Advisor (e.g., descriptions of the Advisor’s business, the compliance program, and Form ADV), the Board concluded that the nature, extent, and quality of the services provided by the Advisor are satisfactory and adequate.
(ii)
Performance.  The Trustees compared the performance of the Fund with the performance comparable funds with similar strategies managed by other investment advisers, and applicable peer group data (e.g., Morningstar or Lipper peer group average).   It was noted that the Fund’s performance has been below the average of its peer group and category, but such performance was expected under the market conditions during the periods shown. The Trustees considered the consistency of the Advisor’s management of the Fund with its investment objective, policies and limitations. After reviewing the investment performance of the Fund, the Advisor’s experience managing the Fund, the Advisor’s historical investment performance, and other factors, the Board concluded that the investment performance of the Fund and the Advisor was satisfactory.

(iii)
Fees and Expenses.  The Trustees noted the management fee for the Fund under the Investment Advisory Agreement. The Trustees then compared the advisory fee and expense ratio of the Arin Fund to other comparable funds. The Trustees noted that the management fee and expense ratio were both lower than the peer group and category averages.

Following this comparison, and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to the Advisor were not unreasonable in relation to the nature and quality of the services provided and that they reflected charges that were within a range of what could have been negotiated at arm’s length.
(iv)
Profitability. The Board reviewed the Advisor’s profitability analysis in connection with its management of the Fund.  The Board noted that the Advisor did realize a profit for the twelve months ended December 31, 2018. The Board considered the quality of the Advisor’s service to the Fund, and after further discussion, concluded that the Advisor’s level of profitability was not excessive.

(v)
Economies of Scale. In this regard, the Trustees reviewed the Fund’s operational history and noted that the size of the Fund had not provided an opportunity to realize economies of scale.  The Trustees then reviewed the Fund’s fee arrangements for breakpoints or other provisions that would allow shareholders to benefit from economies of scale in the future as the Fund grows.  The Trustees noted that the maximum management fee would stay the same regardless of the Fund’s asset levels.  It was pointed out that breakpoints in the advisory fee could be reconsidered in the future as the Fund grows.

Conclusion. Having reviewed and discussed in depth such information from the Advisor as the Trustees believed to be reasonably necessary to evaluate the terms of the Investment Advisory Agreement and as assisted by the advice of legal counsel, the Trustees concluded that approval of the Investment Advisory Agreement was in the best interest of the shareholders of the Fund.
(Continued)

Arin Large Cap Theta Fund

Additional Information
(Unaudited)
As of February 28, 2019

6.	Information about Trustees and Officers
The business and affairs of the Fund and the Trust are managed under the direction of the Board of Trustees of the Trust.  Information concerning the Trustees and officers of the Trust and Fund is set forth below.  Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust’s organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund toll-free at 800-773-3863. The address of each Trustee and officer, unless otherwise indicated below, is 116 South Franklin Street, Rocky Mount, North Carolina 27804.  The Independent Trustees each received aggregate compensation of $2,000 during the fiscal year ended February 28, 2019 from the Administrator for their services to the Fund and Trust under the Operating Plan.

Name, Age and Address	Position held with Fund or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
James H. Speed, Jr. Date of Birth: 06/1953	Independent Trustee, Chairman	Trustee since 7/09, Chair since 5/12	Previously President and CEO of NC Mutual Insurance Company (insurance company) from 2003 to 2015.	15
Independent Trustee of the Brown Capital Management Mutual Funds for all its series, Hillman Capital Management Investment Trust for all its series, Centaur Mutual Funds Trust for all its series, Chesapeake Investment Trust for all its series, Leeward Investment Trust for all its series, and WST Investment Trust for all its series (all registered investment companies). Member of Board of Directors of M&F Bancorp. Member of Board of Directors of Investors Title Company. Previously, Board of Directors of NC Mutual Life Insurance Company.

Theo H. Pitt, Jr. Date of Birth: 04/1936	Independent Trustee	Since 9/10	Senior Partner, Community Financial Institutions Consulting (financial consulting) since 1999; Partner, Pikar Properties (real estate) since 2001.	15
Independent Trustee of World Funds Trust for all its series, Chesapeake Investment Trust for all its series, DGHM Investment Trust for all its series, Leeward Investment Trust for all its series and Hillman Capital Management Investment Trust for all its series (all registered investment companies).

Michael G. Mosley Date of Birth: 01/1953	Independent Trustee	Since 7/10	Owner of Commercial Realty Services (real estate) since 2004.	15	None.
J. Buckley Strandberg Date of Birth: 03/1960	Independent Trustee	Since 7/09	President of Standard Insurance and Realty since 1982.	15	None.

(Continued)

Arin Large Cap Theta Fund

Additional Information
(Unaudited)

As of February 28, 2019

Name, Age and Address	Position held with Fund or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Other Officers
Katherine M. Honey Date of Birth: 09/1973	President and Principal Executive Officer	Since 05/15	EVP of The Nottingham Company since 2008.	n/a	n/a
Ashley E. Harris Date of Birth: 03/1984	Treasurer, Assistant Secretary and Principal Financial Officer	Since 05/15	Fund Accounting Manager and Financial Reporting, The Nottingham Company since 2008.	n/a	n/a
Robert G. Schaaf Date of Birth: 09/1988	Secretary	Since 09/18	General Counsel of The Nottingham Company since 2018; Daughtry, Woodard, Lawrence & Starling (08/2015 – 01/2018); JD/MBA Candidate, Wake Forest University (07/2011 – 05/2015).	n/a	n/a
Stacey Gillespie Date of Birth: 05/1974	Chief Compliance Officer	Since 03/16
Compliance Director, Cipperman Compliance Services, LLC (09/15-present). Formerly, Chief Compliance Officer of Boenning & Scattergood, Inc. (2013-2015) and Director of Investment Compliance at Boenning & Scattergood, Inc. (2007-2013).
				n/a	n/a

Arin Large Cap Theta Fund
is a series of
The Starboard Investment Trust

For Shareholder Service Inquiries:	For Investment Advisor Inquiries:

Nottingham Shareholder Services	Arin Risk Advisors, LLC
116 South Franklin Street	100 East Hector Street
Post Office Box 69	Suite 215
Rocky Mount, North Carolina 27802-0069	Conshohocken, PA 19428-2388

Telephone:	Telephone:

800-773-3863	800-773-3863

World Wide Web @:	World Wide Web @:

ncfunds.com	arinllc.com

Item 2.	CODE OF ETHICS

(a)
The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to its Principal Executive Officer(s), Principal Financial Officer(s), and Principal Accounting Officer(s), or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no substantive amendments during the period covered by this report.

(d)	The registrant has not granted, during the period covered by this report, any waivers, including an implicit waiver.

(f)(1)	A copy of the code of ethics that applies to the registrant’s Principal Executive Officers and Principal Financial Officers is filed pursuant to Item 12.(a)(1) below.

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board of Trustees has determined that the registrant has an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee.

As of the date of this report, February 28, 2019, the registrant’s audit committee financial expert is Mr. James H. Speed, Jr. Mr. Speed is “independent” for purposes of Item 3 of Form N-CSR.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)
Audit Fees – Audit fees billed for the registrant for the last two fiscal years are reflected in the table below.  These amounts represent aggregate fees billed by the registrant’s independent accountant, BBD, LLP (“Accountant”), in connection with the annual audits of the registrant’s financial statements and for services normally provided by the Accountant in connection with the registrant’s statutory and regulatory filings for those fiscal years.

Fund	2019	2018
Arin Large Cap Theta Fund	$12,250	$12,000

(b)
Audit-Related Fees – There were no additional fees billed in the fiscal years ended February 29, 2018 and February 28, 2019 for assurance and related services by the Accountant that were reasonably related to the performance of the audit of the registrant’s financial statements that were not reported under paragraph (a) of this Item.

(c)
Tax Fees – The tax fees billed in each of the last two fiscal years for professional services rendered by the Accountant for tax compliance, tax advice, and tax planning are reflected in the table below.  These services were for the completion of each fund’s federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

Fund	2019	2018
Arin Large Cap Theta Fund	$2,000	$2,000

(d)	All Other Fees – There were no other fees paid to the Accountant which were not disclosed in Items (a) through (c) above during the fiscal year.

(e)(1)
The registrant’s Board of Trustees pre-approved the engagement of the Accountant for the last two fiscal years at an audit committee meeting of the Board of Trustees called for such purpose; and will pre-approve the Accountant for each fiscal year thereafter at an audit committee meeting called for such purpose.  The charter of the audit committee states that the audit committee should pre-approve any audit services and, when appropriate, evaluate and pre-approve any non-audit services provided by the Accountant to the registrant and to pre-approve, when appropriate, any non-audit services provided by the Accountant to the registrant’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)	There were no services as described in each of paragraph (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)
Aggregate non-audit fees billed by the Accountant to the registrant for services rendered for the fiscal years ended February 29, 2018 and February 28, 2019 were $2,000 and $2,000, respectively.  There were no fees billed by the Accountant for non-audit services rendered to the registrant’s investment adviser, or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser.

(h)	Not applicable.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS

A copy of the schedule of investments of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

None.

Item 11.	CONTROLS AND PROCEDURES

(a)
The Principal Executive Officer and the Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures are effective based on his evaluation of the disclosure controls and procedures as of a date within 90 days of the filing of this report.

(b)
There were no changes in the registrant's internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 13.	EXHIBITS

(a)(1)	Code of Ethics required by Item 2 of Form N-CSR is filed herewith as Exhibit 12.(a)(1).

(a)(2)	Certifications required by Item 12.(a)(2) of Form N-CSR are filed herewith as Exhibit 12.(a)(2).

(a)(3)	Not applicable.

(b)	Certifications required by Item 12.(b) of Form N-CSR are filed herewith as Exhibit 12.(b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Starboard Investment Trust

/s/ Katherine M. Honey
May 3, 2019	Katherine M. Honey President and Principal Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Katherine M. Honey
May 3, 2019	Katherine M. Honey President and Principal Executive Officer

/s/ Ashley E. Harris
May 3, 2019	Ashley E. Harris Treasurer and Principal Financial Officer